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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 30, 2001
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-13990                   54-1589611
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


       101 Gateway Centre Parkway
           Richmond, Virginia                           23235-5153
(Address of Principal Executive Offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 267-8000


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Item 5.      Other Events.

A.       2000 Earnings Release.
         ---------------------

         The press release issued by the Registrant on January 30, 2001 relating to its operating results for the fourth quarter and fiscal year ended December 31, 2000 is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

B.       Press Release Concerning Acquisition of Primis, Inc.
         ----------------------------------------------------

         The press release issued by the Registrant on October 31, 2000 announcing the acquisition of Primis, Inc., is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

C.       Sale of Registrant Shares by Reliance.
         -------------------------------------

         (1)      General.

         On February 27, 1998, the Registrant acquired all of the outstanding capital stock of Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation") from Reliance Insurance Company ("Reliance"), a subsidiary of Reliance Group Holdings, Inc. (the "Acquisition"). In connection with the Acquisition, the Registrant issued to Reliance 4,039,473 shares of common stock and 2,200,000 shares of preferred stock (collectively, the "Acquisition Shares"). The shares of preferred stock are convertible into 4,824,561 shares of common stock. As a part of the Acquisition, Reliance and the Registrant entered into a Registration Rights Agreement (the "Registration Rights Agreement") whereby the Registrant agreed, on the terms set forth in the Registration Rights Agreement, to file registration statements (the "Registration Statements") with the Securities and Exchange Commission (the "Commission") to register the resale of the Acquisition Shares. Such Registration Statements were filed by the Registrant and became effective on February 27, 1998. The Registration Rights Agreement also provides for the Registrant to cooperate with Reliance should Reliance decide to sell the Acquisition Shares in an underwritten offering. As of the date of this Form 8-K, Reliance has not sold or otherwise disposed of any of the Acquisition Shares.

         In January 2001, Reliance notified the Registrant that it intended to engage in an underwritten offering of the Acquisition Shares (the "Offering"). To facilitate such underwritten Offering, the Registrant intends to file with the Commission a supplement to the prospectuses contained in the Registration Statements, and it is anticipated that the Offering will close during February 2001.

         (2)      Effects of the Offering on Reliance's Stock Holdings.

         In connection with the Offering, Reliance will convert shares of preferred stock into 3,668,383 shares of common stock (or all 4,824,561 shares of common stock if the underwriters exercise their over-allotment option in full).



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         Following the sale of the 7,707,856  shares of common stock included in the Offering, Reliance will own no shares of common stock and 527,217 shares of preferred stock. These shares of preferred stock will be convertible into 1,156,178 shares of common stock, which would represent approximately 6.3% of the issued and outstanding shares of common stock. If the underwriters exercise their over-allotment option in full, Reliance will own no shares of common stock or preferred stock and will have sold its entire equity interest in the Registrant.

         (3)      Other Effects of the Offering on the Registrant and Reliance.

         Reliance has certain rights with respect to the Registrant that will terminate when the Offering closes.

         A  voting  and   standstill   agreement  (the  "Voting  and  Standstill
Agreement") entered into by the Registrant, Reliance and Reliance Group Holdings, Inc. at the time of the Acquisition and share issuance described above provides Reliance and its affiliates with certain rights. For example, Reliance has the right to nominate, depending on its percentage of ownership in the Registrant, up to three members of the Registrant's board of directors. The Registrant's board of directors consists of 14 members, and George E. Bello and Howard E. Steinberg currently serve as directors designated by Reliance. The third individual that Reliance had nominated, Lowell C. Freiberg, resigned from the Registrant's board of directors in January 2001, and Reliance has not provided the Registrant with a replacement nominee as the date of this Form 8-K.

         The Voting and Standstill Agreement, however, terminates when Reliance's ownership of shares of the Registrant's common stock, including the shares of common stock into which the shares of preferred stock are convertible, is less than 15% of the issued and outstanding shares of common stock on a fully diluted basis. This termination will occur when the Offering closes, whether or not the underwriters exercise their over-allotment option. At that time, Reliance will no longer be entitled to any of the rights provided to it under this agreement, including the right to nominate any members to the Registrant's board of directors, and the Registrant expects to reduce the number of directors from 14 to 11. Under the Registrant's bylaws, it is generally permitted to increase or decrease the size of its board of directors at any time by board action.

         The terms of the preferred stock designation likewise set forth certain rights of and restrictions on Reliance and its affiliates as holders of preferred stock. Specifically, these terms entitle Reliance to certain rights in specific default situations that may affect the rights of Reliance and its affiliates in a manner that could be adverse to the rights of the holders of common stock. To the extent that one of these defaults occurs, Reliance will acquire the right to appoint additional members to the Registrant's board of directors, including, in the case of a default on one of its material debt obligations or its failure to pay a preferred stock dividend on three occasions, a sufficient number of members so that Reliance's nominees constitute a majority of the Registrant's board of directors. These extraordinary remedies, however, will no longer be available once Reliance's ownership of shares of common stock, including the shares of common stock into which the shares of preferred stock are convertible, is less than 20% of the issued and outstanding shares of the Registrant's common stock on a fully diluted basis. This will occur when the Offering closes, whether or not the underwriters exercise their over-



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allotment  option.  At that time,  Reliance  will no longer be  entitled  to the extraordinary remedies under the provisions of the preferred stock.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             No.     Description
             ---     -----------

             99.1    Press release issued by the Registrant on January 30, 2001.

             99.2    Press release issued by the Registrant on October 31, 2000.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LANDAMERICA FINANCIAL GROUP, INC.
                                   (Registrant)



Date: January 30, 2001             By: /s/ Russell W. Jordan, III
                                       -----------------------------------------
                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel

















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                                  Exhibit Index
                                  -------------

Exhibit
Number            Document
------            --------

 99.1             Press release issued by the Registrant on January 30, 2001.

 99.2             Press release issued by the Registrant on October 31, 2000.






















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